Exhibit 10.1
FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of the 11th day of January, 2007, by and among ASHTON WOODS USA L.L.C. (the “Borrower”), the LENDERS party hereto, WACHOVIA BANK, NATIONAL ASSOCIATION, as agent (the “Agent”), and the GUARANTORS party hereto.
R E C I T A L S:
          The Borrower, the Agent and the Lenders have entered into a certain First Amended and Restated Credit Agreement dated as of December 16, 2005 (the “Credit Agreement”). Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.
          The Guarantors consist of Owner Guarantors that have executed or otherwise become a party to the Owner Guaranty Agreement and Subsidiary Guarantors that have executed or otherwise become a party to the Subsidiary Guaranty Agreement.
          The Borrower and the Guarantors have requested the Agent and the Lenders to amend the Credit Agreement to extend the Maturity Date in accordance with Section 2.7 of the Credit Agreement and to make other such changes as the parties hereunder deem appropriate upon the terms and conditions hereinafter set forth.
          NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent and the Lenders, intending to be legally bound hereby, agree as follows:
          SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.
          SECTION 2. Amendment. Section 1.1 of the Credit Agreement is hereby amended as follows:
     2.1 The definition of “EBITDA” is hereby amended and restated in its entirety to read as follows:
          “EBITDA” means, for any period, the sum of (a) net income for such period, less (b) franchise taxes payable in Texas, less (c) any non-cash or extraordinary gains, to the extent included in calculating net income for such period, plus (d) the following, to the extent deducted in calculating net income for such period, (i) depreciation expense and amortization expense for such period, (ii) interest expense in cost of goods sold for such period, (iii) interest expense from operations for such period, and (iv) any non-cash or extraordinary losses or charges in such period, all as determined for Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.
     2.2 The definition of “Maturity Date” is hereby amended and restated in its entirety to read as follows:
          “Maturity Date” shall mean January 19, 2011 or such later date as determined in accordance with Section 2.7(b).
          SECTION 3. Conditions to Effectiveness. The effectiveness of this Amendment and the obligations of the Lenders hereunder are subject to the following conditions:
          (a) receipt by the Agent of a duly executed counterpart of this Amendment signed by the Borrower, the Guarantors, and the Required Lenders;
          (b) receipt by the Agent from the Borrower of any and all fees and expenses to be paid by the Borrower to the Agent and the Lenders in connection with this Amendment; and
          (c) the fact that the representations and warranties of the Borrower contained in Article 4 of the Credit Agreement and in Section 5 of this Amendment shall be true in all material respects on and as of the date hereof.
          SECTION 4. No Other Amendment. Except for the amendments set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect nor impair any rights, powers or remedies under the Credit Agreement as hereby amended. The Lenders and the Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Obligations. The Borrower promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended. The Credit Agreement, as so amended, is hereby ratified and affirmed. The Borrower hereby expressly agrees that the Credit Agreement, as amended, is in full force and effect.
          SECTION 5. Representations and Warranties. The Borrower hereby represents and warrants to each of the Lenders as follows:
          (a) No Default under the Credit Agreement has occurred and is continuing on the date hereof.
          (b) The Borrower and Guarantors have the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by them.

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          (c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and Guarantors and constitutes a legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against it in accordance with its terms, subject to the effect, if any, of bankruptcy, insolvency, reorganization, arrangement or other similar laws relating to or affecting the rights of creditors generally and the limitations, if any, imposed by the general principles of equity and public policy.
          (d) The execution and delivery of this Amendment and the performance of the Borrower and Guarantors hereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower or any Guarantor, nor be in contravention of or in conflict with the articles of incorporation or bylaws or other applicable organizational documents of the Borrower, or any Guarantor, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which the Borrower, or any Guarantor is party or by which the assets or properties of the Borrower or Guarantors are or may become bound.
          SECTION 6. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. Transmission by telecopy, facsimile, email or other form of electronic transmission of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.
          SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of North Carolina.
          SECTION 8. Consent by Guarantors. The Guarantors consent to the foregoing amendments. Each Guarantor promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Guaranty Agreement to which it is a party, said Guaranty Agreement being hereby ratified and affirmed. Each Guarantor hereby expressly agrees that the Guaranty Agreement to which it is a party is in full force and effect.
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     IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, under seal, this Amendment as of the day and year first above written.

BORROWER:

ASHTON WOODS USA L.L.C.,
a Nevada limited liability company

By:
Name:	Robert Salomon
Title:	Chief Financial Officer, Treasurer and Secretary
Signature Page of
First Amendment to First Amended and Restated Credit Agreement

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent and a Lender

By: Name:	/s/ Michael R. Jordan Michael R. Jordan
Title:	Sr. Vice President
Signature Page of
First Amendment to First Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By: Name:	/s/ Gene Walton Gene Walton
Title:	Sr. Vice President
Signature Page of
First Amendment to First Amended and Restated Credit Agreement

CITIBANK , N.A., as a Lender

By: Name:	/s/ Rick Thompson Rick Thompson
Title:	V.P. Citibank, N.A.
Signature Page of
First Amendment to First Amended and Restated Credit Agreement

REGIONS BANK (successor by merger to AmSouth Bank), as a Lender

By: Name:	/s/ Daniel McClurkin Daniel McClurkin
Title:	Assistant Vice President
Signature Page of
First Amendment to First Amended and Restated Credit Agreement

GUARANTY BANK, as a Lender

By:	/s/ Dan M. Killian

Name:	Dan M. Killian
Title:	Senior Vice President
Signature Page of
First Amendment to First Amended and Restated Credit Agreement

COMERICA BANK, as a Lender

By: Name:	/s/ Charles Wedell Charles Wedell
Title:	Vice President
Signature Page of
First Amendment to First Amended and Restated Credit Agreement

KEY BANK, as a Lender

By: Name:	/s/ Andrew McKown Andrew McKown
Title:	Vice President
Signature Page of
First Amendment to First Amended and Restated Credit Agreement

OWNER GUARANTORS:

ELLY NEVADA, INC., a Nevada corporation

By:	/s/ Harry Rosenbaum
Name: Harry Rosenbaum
Title: Vice President and Secretary

NORMAN NEVADA, INC., a Nevada corporation

By:	/s/ Harry Rosenbaum
Name: Harry Rosenbaum
Title: Vice President and Secretary

LARRY NEVADA, INC., a Nevada corporation

By:	/s/ Harry Rosenbaum
Name: Harry Rosenbaum
Title: Vice President and Secretary

BRUCE NEVADA, INC., a Nevada corporation

By:	/s/ Harry Rosenbaum
Name: Harry Rosenbaum
Title: Vice President and Secretary

HARRY NEVADA, INC., a Nevada corporation

By:	/s/ Harry Rosenbaum
Name: Harry Rosenbaum
Title: President and Secretary

SEYMOUR NEVADA, INC., a Nevada corporation

By:	/s/ Harry Rosenbaum
Name: Harry Rosenbaum
Title: Vice President and Secretary
Signature Page of
First Amendment to First Amended and Restated Credit Agreement

LITTLE SHOTS NEVADA L.L.C., a Nevada limited liability company

By:	/s/ Harry Rosenbaum
Name: Harry Rosenbaum
Title: Manager
Signature Page of
First Amendment to First Amended and Restated Credit Agreement

SUBSIDIARY GUARANTORS:

ASHTON ATLANTA RESIDENTIAL, L.L.C.,
a Georgia limited liability company

By:	/s/ Robert Salomon
Name: Robert Salomon
Title: Manager

ASHTON DALLAS RESIDENTIAL L.L.C.,
a Texas limited liability company

By:	/s/ Robert Salomon
Name: Robert Salomon
Title: Manager

ASHTON HOUSTON RESIDENTIAL L.L.C.,
a Texas limited liability company

By:	/s/ Robert Salomon
Name: Robert Salomon
Title: Manager

ASHTON WOODS ARIZONA L.L.C.,
a Nevada limited liability company

By:	/s/ Robert Salomon
Name: Robert Salomon
Title: Manager

ASHTON ORLANDO RESIDENTIAL L.L.C.,
a Nevada limited liability company

By:	/s/ Robert Salomon
Name: Robert Salomon
Title: Manager
Signature Page of
First Amendment to First Amended and Restated Credit Agreement

ASHTON BURDEN, LLC,
a Florida limited liability company

By:	/s/ Robert Salomon
Name: Robert Salomon
Title: Manager

ASHTON TAMPA RESIDENTIAL LLC,
a Nevada limited liability company

By:	/s/ Robert Salomon
Name: Robert Salomon
Title: Manager

ASHTON DENVER RESIDENTIAL, LLC,
a Nevada limited liability company

By:	/s/ Robert Salomon
Name: Robert Salomon
Title: Manager

PINERY JOINT VENTURE, a Colorado joint venture

By:	Ashton Woods USA L.L.C., a Nevada limited liability company, the member authorized to act on its behalf

By:	/s/ Robert Salomon
Name: Robert Salomon
Title: Manager

ASHTON WOODS FINANCE CO., a Delaware corporation

By:	/s/ Robert Salomon
Name: Robert Salomon
Title: Chief Financial Officer, Treasurer and Secretary
Signature Page of
First Amendment to First Amended and Restated Credit Agreement

ASHTON WOODS ORLANDO LIMITED PARTNERSHIP, a Florida limited partnership

By:	Ashton Woods Lakeside L.L.C., a Nevada limited liability company, its general partner

By:	/s/ Robert Salomon
Name: Robert Salomon
Title: Manager

ASHTON WOODS CORPORATE, LLC,
a Nevada limited liability company

By:	/s/ Robert Salomon
Name: Robert Salomon
Title: Manager

ASHTON WOODS TRANSPORTATION, LLC,
a Georgia limited liability company

By:	/s/ Robert Salomon
Name: Robert Salomon
Title: Manager

ASHTON WOODS CONSTRUCTION LLC,
an Arizona limited liability company

By:	Ashton Woods Arizona L.L.C., a Nevada limited liability company

By:	/s/ Robert Salomon
Name: Robert Salomon
Title: Manager
Signature Page of
First Amendment to First Amended and Restated Credit Agreement